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                                                                      EXHIBIT 21

                              MEDIAONE GROUP, INC.
                              AND ITS SUBSIDIARIES

I.  MediaOne Group, Inc. (DE 5/12/95) amended from U S WEST, Inc.

A. MediaOne of Colorado, Inc. (CO 5/10/93); amended name from MediaOne Group, Inc. 9-16-98; amended name from U S WEST Multimedia Communications, Inc. 4/13/98; amended name from U S WEST Cable Corporation 9/16/93.

     1. MediaOne of Delaware, Inc. (DE 6/13/96); amended name from Continental Cablevision, Inc. 4/15/97; amended name from Continental Merger Corporation 11/15/96.

       a.  MediaOne HSD, LLC (DE 5-7-98; 18.4% interest)

       b.  Continental Cablevision Asia Pacific, Inc. (MA 5/20/94)

           (1) Continental Cablevision Singapore Pte Ltd. (Singapore 9/6/94)

       c. MediaOne of Minnesota, Inc. (MN 6/20/86); amended name from Continental Cablevision of Minnesota, Inc. 5/15/98.

           (1) MediaOne Communications Holding Company, Inc. (DE 12/21/88); amended name from Minnesota Cable Communications Holding Company, Inc. 5/22/98.

           (2) MediaOne North Central Communications Corporation (DE 6/3/86); amended name from North Central Cable Communications Corporation 5/22/98.

               (a) MediaOne of Burnsville/Eagan, Inc. (MN 6/29/82); amended name from Group W Cable of Burnsville/Eagan, Inc. 5/15/98.

               (b) MediaOne of Columbia Heights/Hilltop, Inc. (MN 5/14/81);
                   amended name from Group W Cable of Columbia
                   Heights/Hilltop, Inc. 5/15/98.

               (c) MediaOne of the North Suburbs, Inc. (MN 6/29/82); amended name from Group W Cable of the North Suburbs, Inc. 5/15/98.

               (d) MediaOne of the North Central Suburbs, Inc. (MN 6/29/82);
                   amended name from Group W Cable of the North Central Suburbs, Inc. 5/15/98.

               (e) MediaOne of Quad Cities, Inc. (MN 4/19/82); Group W Cable of
                   Quad Cities, Inc. 5/15/98.

               (f) MediaOne of Ramsey/Washington, Inc. (MN 6/29/81); amended name from Group W Cable of Ramsey/Washington, Inc. 5/15/98.

       d. MediaOne of St. Paul, Inc. (MN 2/23/83); amended name from Continental Cablevision of St. Paul, Inc. 5/15/98.

       e.  Continental Cablevision Satellite Company of Northern
           California, Inc. (CA 11/6/90)

       f.  Continental Satellite Company, Inc. (MA 11/17/86)

       g.  Continental Satellite Company of New England, Inc. (NH 11/1/90)

       h.  Continental Satellite Company of Ohio, Inc. (OH 1/23/92)

       i. MediaOne Acquisitions of Northern Illinois, Inc. (IL 3/9/95); amended name from Continental Cablevision Acquisitions of Northern
           Illinois, Inc. 4/29/97.

       j. MediaOne Digital Radio, Inc. (MA 1/30/91); amended name from Continental Cablevision Digital Radio, Inc. 4/29/97.
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       k.  MediaOne Enterprises, Inc. (RI 6/23/69); amended name from Colony
           Communications, Inc. 5/29/97.

           (1) CCF Management Services, Inc. (FL 11/18/92)

           (2) CCI Management Services, Inc. (CA 12/16/91)

           (3) MediaOne of Lakewood, Inc. (CA 10/21/91); amended name from Colony Cablevision of Lakewood, Inc. 9/5/97.

           (4) Copley/Colony, Inc. (DE 10/9/81)

               (a) MediaOne of Costa Mesa, Inc. (CA 10/22/80); amended name from
                   Copley/Colony of Costa Mesa, Inc. 9/5/97.

               (b) MediaOne of Cypress, Inc. (CA 3/21/83); amended name from
                   Copley/Colony Cablevision of Cypress, Inc. 9/5/97.

               (c) MediaOne of Harbor, Inc. (CA 8/14/80); amended name from
                   Copley/Colony Harbor Cablevision, Inc. 9/5/97.

               (d) MediaOne of Lomita, Inc. (CA 2/16/82); amended name from
                   Copley/Colony Cablevision of Lomita, Inc. 9/5/97.

               (e) MediaOne of Los Angeles County, Inc. (CA 8/2/82); amended name from Copley/ Colony Cablevision of Los Angeles County, Inc. 9/5/97.

               (f) MediaOne of Orange County, Inc. (CA 9/8/83); amended name from Copley/ Colony Cablevision of Orange County, Inc.
                   9/5/97.

           (5) King Videocable Company (WA 9/2/65)

               (a) MediaOne of the Upper Midwest, Inc. (WA 7/2/88); amended name from King Videocable Company-Minnesota 5/26/98.

               (b) King Videocable Company-Twin Falls (ID 6/10/64)

                   (i) King Videocable Company-Idaho (CO 12/5/69)

               (c) MediaOne of Newhall, Inc. (CA 1/10/67); amended name from
                   King Videocable Company-Newhall 9/15/97.

               (d) MediaOne of North Valley, Inc. (CA 1/10/67); amended name from King Videocable Company-Valencia 9/15/97.

           (6) MediaOne Interconnects, Inc. (DE 3/15/83); amended name from Colony Interconnects, Inc. 4/28/97.

           (7) MediaOne of Greater New York, Inc. (RI 7/6/70); amended name from U.S. Cablevision Corp. 6/20/97.

           (8) MediaOne of South Florida, Inc. (FL 3/20/71); amended name from Dynamic Cablevision of Florida, Inc. 4/29/97.

           (9) MediaOne of Southern New England, Inc. (MA 6/16/70); amended name from Continental Cablevision of Southern New England, Inc. 5/15/97.

       l. MediaOne Holdings 1, Inc. (DE 9/5/78); amended name from American Cablesystems Corporation 4/28/97.

           (1) MediaOne of Los Angeles, Inc. (CA 1/9/86); amended name from American Cablesystems of California, Inc. 9/5/97.

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               (a) MediaOne of South Central Los Angeles, Inc. amended from
                   American Cablesystems of South Central Los Angeles, Inc. (DE 4/3/87; 84.16% interest)

           (2) MediaOne of Milton, Inc. (MA 7/28/81; 99% interest); amended name from Milton Cablesystems Corporation 5/15/97.

           (3) MediaOne of New York, Inc. (NY 6/2/83); amended name from American Cablesystems of New York, Inc. 5/16/97.

       m. MediaOne Investments, Inc. (DE 4/3/97); amended name from Continental Cablevision Investments, Inc. 4/28/97.

           (1) Fostoria Communications, Inc. (MA 8/22/95)

           (2) MediaOne Cable News, Inc. (MA 9/24/90); amended name from CCI Cable News, Inc. 4/29/97.

           (3) MediaOne of Southeast Michigan, Inc. (MI 6/29/95); amended name from Continental Cablevision of Southeast Michigan, Inc. 5/1/97.

           (4) MediaOne Programming Partners 1, Inc. (MA 8/10/93); amended name from Continental Programming Partners I, Inc. 4/29/97.

       n. MediaOne of Australia, Inc. (MA 2/17/94); amended name from Continental Cablevision of Australia, Inc. 5/15/97.

       o. MediaOne of Brockton, Inc. (DE 11/30/81; 99.9% interest); amended name from Continental Cablevision Brockton, Inc. 5/9/97.

       p. MediaOne of California, Inc. (CA 3/1/69); amended name from Continental Cablevision of California, Inc. 9/5/97.

       q. MediaOne of Greater Florida, Inc. (FL 2/25/71); amended name from Continental Cablevision of Jacksonville, Inc. 4/29/97.

           (1) Continental Satellite Company of Florida, Inc. (FL 1/20/94)

       r. MediaOne of Illinois, Inc. (DE 10/4/67); amended name from Continental Cablevision of Illinois, Inc. 4/28/97.

       s. MediaOne of Massachusetts, Inc. (MA 1/6/72); amended name from Continental Cablevision of Massachusetts, Inc. 5/15/97.

       t. MediaOne of Metropolitan Detroit, Inc. (MI 3/18/74); amended name from Continental Cablevision of Michigan, Inc. 4/30/97.

           (1) Continental Satellite Company of Michigan, Inc. (MI 12/27/93)

           (2) MediaOne of Eastern Michigan, Inc. (DE 9-23-94); amended name from Continental Cablevision of Eastern Michigan, Inc. 4/28/97.

       u. MediaOne of Needham, Inc. (DE 11/19/82; 99.8% interest); amended name from Continental Cablevision of Needham, Inc. 4/28/97.

       v. MediaOne of New England, Inc. (NH 1/30/68); amended name from Continental Cablevision of New England, Inc. 4/30/97.

           (1) MediaOne of New Hampshire, Inc. (MD 10/27/44); amended name from Continental Cablevision of Manchester, Inc. 4/29/97.

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       w.  MediaOne of Northern Illinois, Inc. (DE 8/29/79); amended name from
           Continental Cablevision of Northern Illinois, Inc. 4/28/97.

       x. MediaOne of Ohio, Inc. (OH 5/5/66); amended name from Continental Cablevision of Ohio, Inc. 4/29/97.

       y. MediaOne of Sierra Valleys, Inc. (CA 7/1/86); amended name from Continental Cablevision of Sierra Valleys, Inc. 9/5/97.

           (1) MediaOne of Fresno, Inc. (CA 9/10/75); amended name from Fresno Cable TV Limited 11/6/97.

           (2) MediaOne of Nevada, Inc. (NV 1/18/78); amended name from Telcab Communications, Inc. 4/30/97.

           (3) MediaOne of Northern California, Inc. (CA 10/24/60); amended name from Nor Cal Cablevision, Inc. 9/5/97.

       z. MediaOne of Virginia, Inc. (VA 7/27/77); amended name from Continental Cablevision of Virginia, Inc. 4/29/97.

           (1) Continental Cablevision of Richmond, Inc. (VA 6/12/78; CL.A 100% PS. 100%, CL.B 64%) d/b/a MediaOne of Richmond, Inc. 5/19/97.

       aa. MediaOne of Western New England, Inc. (DE 2/10/82); amended name from
           Continental Cablevision of Western New England, Inc. 4/28/97.

       bb. MediaOne Telecommunications Corp. (MA 11/6/92); amended name from
           Continental Telecommunications Corp. 4/29/97.

            (1) Continental Australia Programming, Inc. (MA 11/1/93)

            (2) MediaOne Telecommunications Corp. of Minnesota (MN 3/12/93);
                amended name from Continental Telecommunications Corp. of Minnesota 5/15/98.

            (3) Continental Telecommunications Corp. of Virginia (VA 3/4/93)

            (4) Continental Teleport Partners, Inc. (MA 12/10/92)

            (5) MediaOne Connect, Inc. (DE 10/8/97)

            (6) MediaOne Express Midwest, Inc. (OH 12/21/95); amended name from
                Continental Online - Midwest, Inc. 4/29/97.

               (a) MediaOne HSD, LLC (DE 5-7-98; 7.5% interest)

            (7) MediaOne Express of California, Inc. (CA 12/21/95); amended name from Continental Online of California, Inc. 5/22/97.

               (a) MediaOne HSD, LLC (DE 5-7-98; 10% interest)

            (8) MediaOne Express of Florida, Inc. (FL 12/21/95); amended name from Continental Online of Florida, Inc. 4/29/97.

               (a) MediaOne HSD, LLC (DE 5-7-98; 26.9% interest)

            (9) MediaOne Express of Illinois, Inc. (IL 12/21/95); amended name from Continental Online of Illinois, Inc. 4/29/97.

           (10) MediaOne Express of New England, Inc. (MA 12/19/95); amended name from Continental Online of New England, Inc. 4/29/97.

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               (a) MediaOne HSD, LLC (DE 5-7-98; 31.4% interest)

           (11) MediaOne Express of Virginia, Inc. (VA 1/24/97); amended name from Continental Online of Virginia, Inc. 4/29/97.

           (12) MediaOne Florida Telecommunications, Inc. (FL 6/19/95); amended name from Continental Florida Telecommunications, Inc. 4/29/97.

           (13) MediaOne Information Technology Systems, Inc. (MA 1/9/96); amended name from Continental Information Technology Systems, Inc. 4/29/97.

           (14) MediaOne International Programming, Inc. (MA 10/8/93); amended name from Continental International Programming, Inc. 4/29/97.

           (15) MediaOne Telecommunications Corp. of New England (MA 11/6/92); amended name from Continental Telecommunications Corp. of New England 4/29/97.

           (16) MediaOne Telecommunications of California, Inc. (CA 8/23/95); amended name from Continental Telecommunications of California, Inc. 5/22/97.

           (17) MediaOne Telecommunications of Illinois, Inc. (IL 11/9/92); amended from Continental Telecommunications of Illinois, Inc. 4/29/97.

           (18) MediaOne Telecommunications of Massachusetts, Inc.
                (MA 12/5/94); amended name from Continental Telecommunications of Massachusetts, Inc. 4/29/97.

           (19) MediaOne Telecommunications of Michigan, Inc. (MI 12/18/95); amended name from Continental Telecommunications of Michigan, Inc. 4/30/97.

           (20) MediaOne Telecommunications of New Hampshire, Inc.
                (NH 12/20/95); amended name from CCI Telecommunications of New Hampshire, Inc. 4/30/97.

           (21) MediaOne Telecommunications of Ohio, Inc. (OH 12/26/95);amended name from Continental Telecommunications of Ohio, Inc. 4/29/97.

           (22) MediaOne Telecommunications of Virginia, Inc. (VA 2/1/96); amended name from CCI Telecommunications of Virginia, Inc. 4/29/97.

       cc. S.A. Ventures, Inc. (MA 2/7/94)

           (1) S.A. Ventures (Delaware), Inc. (DE 9/22/97)

       dd. S.A. Ventures II, Inc. (MA 8/12/97)

    2. MediaOne Capital Corporation (CO 11/9/89); amended name from U S WEST Capital Corporation 5/1/98; Holding company for Capital Assets Group companies.

       a. MediaOne Capital Limited (U. K. 12/1/90); amended name from U S WEST Capital Limited effective 6/23/98.

       b.  Commercial Reinsurance Company (OK 12/23/93; 91.6% interest)

       c. MediaOne Financial Services, Inc. (CO 1/4/84; amended name from U S WEST Financial Services, Inc. 6/15/98).

            (1) Commercial Funding, Inc. (NY 11/12/85)

            (2) MediaOne Delta, Inc. (CO 12/29/89); amended name from U S WEST
                Delta, Inc. 5/1/98.

            (3) MediaOne Finance Corporation (CO 10/5/95); amended name from USW
                Finance Corporation 5/1/98.

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            (4) MediaOne Financial Services Foreign Sales, Inc* (Virgin Islands
                7/27/90); amended from U S WEST Financial Services Foreign Sales, Inc. 10-6-98

            (5) MediaOne FS Leasing 1995, Inc. (CO 12/19/95); amended name from
                USWFS Leasing 1995, Inc. 5/1/98.

            (6) New York Cogenco, Inc. (DE 5/29/92); amended name from Onondaga
                Cogeneration Corporation 6/12/92.

            (7) SIFD ONE, LTD. (DE 11/15/90)

               (a) MediaOne FSC ONE, LTD. (Bermuda 11/16/90) amended from USW
                   FSC ONE,              FSCiaOnenInc..nc. Inc. LTD. 7/10/98.

            (8) SIFD TWO, LTD. (DE 1/3/91)

               (a) MediaOne FSC TWO, LTD. (Bermuda 1/4/91) amended from USW FSC
                   TWO, LTD. 7/10/98.

            (9) SIFD THREE, LTD. (DE Business Trust 4/1/91)

               (a) MediaOne FSC THREE, LTD. (Bermuda 3/18/91) amended from USW
                   FSC THREE, LTD. 7/10/98.

           (10) MediaOne SPE, Inc. (DE 8/1/97); amended name from USWSPE, Inc. 5/1/98.

           (11) MediaOne Leveraged Lease Partners 1997, L.P.

           (12) Valertex, Inc. (TX 10/12/90)

       d. MediaOne Services Limited (U.K. 1/26/90); amended name from U S WEST Services Limited effective 6/23/98.

    3.  Domestic Cable, Inc. (CO 1/21/97)

    4.  Far East Investment Company (CO 8/19/97)

       a. MediaOne Far East Telecommunications, Inc. (DE 6/17/94; 49% interest) amended name from U S WEST Far East Telecommunications, Inc. 5/1/98.

    5. MediaOne Interactive Services, Inc. (CO 8/22/95); amended name from U S WEST Interactive Services, Inc. 4/13/98. Dba MediaOne Ventures in the states of CA, CO, TN, MA,NC, NY,VA

    6. MediaOne International Holdings, Inc. (DE 3/11/88); amended name from U S WEST International Holdings, Inc. 5/1/98.

       a. MediaOne Cable Partnership Holdings, Inc. (CO 6/13/89); amended name from U S WEST Cable Partnership Holdings, Inc. 5/1/98.

       b. MediaOne Cable Programming Corporation, Inc. (CO 7/11/92); amended name from U S WEST Cable Programming Corporation 5/1/98.

       c. MediaOne Czech Cable Company (DE 11/10/94); amended name from U S WEST Czech Cable Company 5/1/98.

       d. MediaOne Espana Telecommunications, Inc. (DE 12/8/93); amended name from U S WEST Espana Telecommunications, Inc. 5/1/98; amended name from U S WEST Hungarian Telecommunications, Inc. 6/27/94.

       e. MediaOne Europe, Inc. (CO 6/29/92); amended name from U S WEST Europe, Inc. 5/1/98.

       f. MediaOne Far East Telecommunications, Inc. (DE 6/17/94; 51% interest) amended name from U S WEST Far East Telecommunications, Inc. 5/1/98.

       g. MediaOne Foreign Investments, Inc. (CO 7/14/88); amended name from U S WEST Foreign Investments, Inc. 5/1/98; amended name from Euclid, Inc. 1/18/89.

       h. MediaOne International, Inc. (CO 1/28/83); amended name from U S WEST International, Inc. 5/1/98; amended name from U S WEST
           Holdings, Inc. 2/15/85.

       i. WatchMark, Inc. (CO 11/21/94); amended name from U S WEST International Systems Group, Inc. 5/1/98.

           (1) WatchMark Technologies, Inc. (CO 11/21/94); amended name from U S WEST ISG Technologies, Inc. 5/1/98.

           (2) WatchMark OPTIONS Corp. (TX 1-30-86); acquired by
               WatchMark, Inc. 12-22-98

       j. Overseas Operations, Inc. (CO 3/7/89); amended name U S WEST Overseas Operations, Inc. 3/19/97

       k.  Overseas Operations II, Inc. (DE 3/19/97)

       l.  RTDC Holdings, Inc. (DE 10/31/95; approximately 67.8% interest)

           (1) Russian Telecommunications Development Corporation (DE 12/15/93)

               (a) Russian Telecommunications Asset Management Corporation
                   (DE 10/3/94)

               (b) Russian Telecommunications Development Finance Corporation
                   (DE 3/19/96)

               (c) Russian Telecommunications Development Holding Corporation
                   (DE 10/3/94)

               (d) Russian Telecommunications Development Holding
                   Corporation II (DE 11/12/97)

               (e) Russian Telecommunications Development Management Corporation
                   (DE 12/15/93)

       m. MediaOne U. K. Cable, Inc. (CO 2/7/90); amended name from U S WEST U.K. Cable, Inc. 5/1/98; amended name from U S WEST Avon Partnership Holdings, Inc. 7/30/90.

       n. MediaOne India B. V. (Netherlands 6/25/93); amended name from U S WEST India B. V. 6/15/98.

           (1) MediaOne Cellular Investments Company (Mauritius 3-27-95); amended from U S WEST Cellular Investments Company 9-1-98 (99% interest)

       o. MediaOne International B.V. (Netherlands 11/14/90); amended from U S WEST International B.V. 6/15/98.

           (1) U S WEST Deutschland GmbH (Germany 12/4/91); amended name from Maxi Beteiligungs GmbH 9/21/92; acquired 9/24/92.

           (2) U S WEST Polska Sp. z.o.o (Poland 1/3/92)

       p.  U S WEST Westelcom B.V. (Netherlands 8/12/92)

       q.  MediaOne International Holdings II, Inc. (DE 6-9-99)

           (1) MediaOne Marketing Resources (UK) Limited (U.K. 2-3-94), amended name from U S WEST Marketing Resources (UK) Ltd. 4-6-98

           (2) MediaOne U.K. Limited (U.K. 3/3/89); amended name from U S WEST U.K. Limited 4/6/98.

               (a) U S WEST Cable Partnership Limited (U.K. 5/22/89) (Inactive)

           (3) MediaOne PCN, Inc. (CO 1/23/91); amended name from USW PCN, Inc. 5/1/98; amended name from U S WEST U.K. PCN, Inc. 2/11/91.

     7. MediaOne Investments Holdings, Inc. (CO 11/1/85); amended name from U S WEST Investments, Inc. 6/1/98.

       a. MediaOne Real Estate, Inc. (CO 10/11/83); amended name from U S WEST Real Estate, Inc. 5/1/98; amended name from BetaWest
           Properties, Inc. 5/11/90.

           (1) Taurus Properties, Inc. (CO 2/22/85)

     8. MediaOne HSD, LLC (DE 5-7-98; 5.8% interest)

     9. MediaOne SPC I, LLC (DE 11-9-98)

       a.  MediaOne SPC II, LLC (DE 11-9-98)

    10. MediaOne Cable Advertising of Metropolitan Atlanta, L.L.C. (CO 8-12-98)

    11. MediaOne Telecommunications of Georgia, L.L.C (CO 7-21-98)

    12. MediaOne TWE Holdings, Inc. (DE 3-15-99)

    13. MediaOne Holdings II, Inc. (DE 5-27-99)

       a.  MediaOne SPC III LLC (DE 3-26-99)

           (1) MediaOne SPC IV LLC (DE 3-26-99)

       b.  MediaOne SPC V LLC (DE 9-2-99)

           (1) MediaOne SPC VI (DE 9-2-99)

B. MediaOne Financing A amended from U S WEST Financing I (DE Business Trust 3/1/95) 6-12-98

C. MediaOne Financing B amended from U S WEST Financing II (DE Business Trust 3/1/95) 6-12-98

D. MediaOne Finance Trust I (DE 4/13/98)

E.  MediaOne Finance Trust II (DE 4/13/98)

F.  MediaOne Finance Trust III (DE 10-5-98)

G. MediaOne Finance Trust IV (DE 10-5-98)

H. MediaOne Finance Trust V (DE 10-5-98)

I.  MediaOne Finance Trust VI (DE 10-5-98)

J.  MediaOne Group Funding, Inc. (DE 4/13/98)

K.  MediaOne of Michigan, Inc. (DE 11/27/96)

L. MediaOne Federal Relations, Inc. (DE 5/8/97); amended name from USW, Inc. 5/15/98.

M. MediaOne Racing , Inc. (DE 1-11-99)

N. Western Range Insurance Co. (VT 4/1/87)